SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

USA SYNTHETIC FUEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-54044	13-3995258
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202
(Address of principal executive office)

Registrant's telephone number, including area code: (513) 762-7870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)  On June 21, 2013, the Audit Committee of the Board of Directors of USA Synthetic Fuel Corporation (the “Company” or “USASF”) dismissed KWCO, PC (“KWCO”) as the Company’s  independent registered public accounting firm, to be replaced by a new firm.

The report on the financial statements for the years ended December 31, 2012 and 2011 audited by KWCO contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting, except that the report for the years ended December 31, 2012 and 2011, respectively, was modified by an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

In respect of the Company’s fiscal years ended December 31, 2012 and 2011, and through June 21, 2013, there have been no disagreements with KWCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KWCO, would have caused them to make reference thereto in their reports on the financial statements. However, we did have a disagreement with KWCO concerning financial statements for fiscal year ended December 31, 2010, the substance of which was fully reported in our 8-K filed on January 21, 2011, as amended on February 17, 2011 and March 2, 2011, and which were subsequently fully resolved, as reported in our 8-K filed on March 30, 2011.  Our Chairman of the Board of Directors discussed the subject of such disagreement with KWCO and our Board of Directors, acting in its capacity as Audit Committee considered the issue as more fully described in the above referenced 8-Ks.  We have authorized KWCO to respond fully to the inquiries of the successor accountant in respect of the subject matter of such disagreement or any other matter, with no limitations.  We are not aware, and KWCO has not informed us, of any current reportable events that would require disclosure in this 8-K.

The Company provided a copy of the foregoing disclosures to KWCO prior to the date of the filing of this Report and requested that KWCO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

 (b)  On June 21, 2013, the Audit Committee of the Board of Directors of the Company engaged BDO USA, LLP of Bethesda, MD (“BDO”) as its new independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2011 and as of June 21, 2013 (the date of the new engagement), we did not consult with BDO regarding either (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by BDO, in either case where written or oral advice provided by BDO would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from KWCO, P.C., dated as of June 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 24, 2013

USA SYNTHETIC FUEL CORPORATION

By: /s/ Daniel W. Dixon
Daniel W. Dixon
Chief Financial Officer